Convertible Promissory Note	6 Months Ended
Jun. 30, 2020
Convertible Promissory Note [Abstract]
CONVERTIBLE PROMISSORY NOTE

NOTE 12—CONVERTIBLE PROMISSORY NOTE

On April 5, 2019, 1847 Holdings, Holdco and the Company (collectively, "1847") entered into a securities purchase agreement with Leonite Capital LLC, a Delaware limited liability company ("Leonite"), pursuant to which 1847 issued to Leonite a secured convertible promissory note in the aggregate principal amount of $714,286. As additional consideration for the purchase of the note, (i) 1847 Holdings issued to Leonite 50,000 common shares, (ii) 1847 Holdings issued to Leonite a five-year warrant to purchase 200,000 common shares at an exercise price of $1.25 per share (subject to adjustment), which may be exercised on a cashless basis, and (iii) Holdco issued to Leonite shares of common stock equal to a 7.5% non-dilutable interest in Holdco.

On May 11, 2020, 1847 and Leonite entered into a first amendment to secured convertible promissory note, pursuant to which the parties agreed (i) to extend the maturity date of the note to October 5, 2020, (ii) that 1847's failure to repay the note on the original maturity date of April 5, 2020 shall not constitute and event of default under the note and (iii) to increase the principal amount of the note by $207,145, as a forbearance fee. The Company accounted for this transaction as a loss on extinguishment of debt.

In connection with the amendment, (i) 1847 Holdings issued to Leonite another five-year warrant to purchase 200,000 common shares at an exercise price of $1.25 per share (subject to adjustment), which may be exercised on a cashless basis and (ii) upon closing of 1847 Holdings' acquisition of Asien's Appliance, Inc., 1847 Holdings' wholly owned subsidiary 1847 Asien Inc. issued to Leonite shares of common stock equal to a 5% interest in 1847 Asien Inc. The Company accounted for the issuance of the 200,000 additional warrants as a $566,711 loss on debt restructuring and an increase in additional paid-in-capital, representing the estimated fair value of the 200,000 additional warrants for a five-year period.

The note carries an original issue discount of $64,286 to cover Leonite's legal fees, accounting fees, due diligence fees and/or other transactional costs incurred in connection with the purchase of the note. Furthermore, 1847 Holdings issued 50,000 common shares valued at $137,500 and a debt-discount related to the warrants valued at $292,673. In the second quarter of 2020, the $137,500 value of the shares was transferred from a liability to 1847 Holdings to additional paid-in-capital. The Company amortized $129,343 of financing costs related to the shares and warrants in the six months ended June 30, 2020.

Under the note, Leonite has the right at any time at its option to convert all or any part of the outstanding and unpaid principal amount and accrued and unpaid interest of the note into fully paid and non-assessable common shares or any shares of capital stock or other securities of 1847 Holdings into which such common shares may be changed or reclassified.

On May 4, 2020, Leonite converted $100,000 of the outstanding balance of the note into 100,000 common shares of 1847 Holdings. The Company accounted for this transaction as a $100,000 reduction in the principal amount of the debt, a $175,000 loss on extinguishment of debt, and a $275,000 increase in additional paid-in-capital representing the fair value of the 1847 Holdings common shares on the conversion date. The remaining net balance of the note at June 30, 2020 is $821,431. As a result of the activity on this note, $948,856 was recorded as loss on extinguishment of debt.

Upon closing of the IPO on August 4, 2020, the Company repaid the term note in full (see Note 16).